Exhibit 99.3

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$75			$79	$(9)
2	Pinnacle West Energy	—	—			—	—
3	APS Energy Services	1	(1)			—	(1)
4	SunCor	8	—			8	(22)
5	El Dorado	(2)	—			(2)	—
6	Parent Company	5	5			9	4

7	Income From Continuing Operations	16	79	—	—	94	(28)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—			—	(1)
9	SunCor	1	—			2	—
10	NAC	—	—			—	—

11	Total	1	—	—	—	2	(1)

12	Net Income	$17	$79	$—	$—	$96	$(29)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.04	$0.75			$0.79	$(0.10)
14	Pinnacle West Energy	—	—			—	—
15	APS Energy Services	0.01	(0.01)			—	(0.01)
16	SunCor	0.09	—			0.08	(0.22)
17	El Dorado	(0.02)	—			(0.02)	—
18	Parent Company	0.04	0.04			0.09	0.04

19	Income From Continuing Operations	0.16	0.78	—	—	0.94	(0.29)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—			—	—
21	SunCor	—	—			0.01	(0.01)
22	NAC	—	—			—	—

23	Total	—	—	—	—	0.01	(0.01)

24	Net Income	$0.16	$0.78	$—	$—	$0.95	$(0.30)

25	BOOK VALUE PER SHARE	$34.45	$34.13 *			$34.13 *	1.05

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,622	100,779			100,718	1,156
27	End of Period	100,115	100,290			100,290	1,006

*	Estimate

See Glossary of Terms.	Page 8 of 31

Last Updated 7/26/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$246	$335			$581	$42
29	Business	264	342			606	40

30	Total retail	510	677	—	—	1,187	82
	Wholesale revenue on delivered electricity
31	Traditional contracts	5	9			14	1
32	Off-system sales	7	10			17	(17)
33	Transmission for others	7	7			14	2
34	Other miscellaneous services	7	8			15	—

35	Total regulated operating electricity revenues	536	711	—	—	1,247	68

	MARKETING AND TRADING
36	Electricity and other commodity sales	72	93			165	(10)

37	Total operating electric revenues	$608	$804	$—	$—	$1,412	$58

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,734	3,287			6,021	318
39	Business	3,285	4,004			7,289	119

40	Total retail	6,019	7,291	—	—	13,310	437
	Wholesale electricity delivered
41	Traditional contracts	175	262			437	41
42	Off-system sales	243	310			553	(337)
43	Retail load hedge management	117	254			371	(429)

44	Total regulated electricity	6,554	8,117	—	—	14,671	(288)

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,057	2,606			4,663	(3,161)

46	Total electric sales	8,611	10,723	—	—	19,334	(3,449)

See Glossary of Terms.	Page 9 of 31

  Last Updated 7/26/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$160	$118			$160	$(13)
48	Deferred fuel and purchased power costs — current period	25	104			129	38
49	Regulatory disallowance	—	(14)			(14)	(14)
50	Interest on deferred fuel	2	1			3	(1)
51	Amounts recovered through revenues	(69)	(72)			(141)	(48)

52	Deferred fuel and purchased power regulatory asset — ending balance	$118	$137	$—	$—	$137	$(38)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$12	$22			$39	$10
54	Mark-to-market reversals on realized sales (a) (b)	(8)	1			(4)	(1)
55	Change in mark-to-market value of forward sales	10	(6)			(2)	(4)

56	Total gross margin	$14	$17	$—	$—	$33	$5

	By Pinnacle West Entity

57	APS	$(1)	$7			$6	$(4)
58	Pinnacle West Marketing & Trading (c)	1	—			2	2
59	Parent Company (c)	9	9			19	7
60	APS Energy Services	5	1			6	—
61	Pinnacle West Energy	—	—			—	—

62	Total gross margin	$14	$17	$—	$—	$33	$5

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2007, Pinnacle West had accumulated net mark-to-market gains of $24 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $7 million; and 2008, $17 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the second quarter of 2007. A $1 million realized loss is included in the $22 million on line 53 for the second quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

(c)	On February 1, 2007, the Parent Company transferred its market based rate tariff and wholesale power sales agreements to a newly-created subsidiary, Pinnacle West Marketing & Trading, which resulted in Pinnacle West no longer being a public utility under the Federal Power Act. As a result, Pinnacle West is no longer subject to FERC jurisdiction in connection with its issuance of securities or its incurrence of long-term debt.

See Glossary of Terms.	Page 10 of 31

  Last Updated 7/26/2007
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter

2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
63	Residential	965,428	962,095			963,762	33,161
64	Business	118,649	119,792			119,220	5,033

65	Total	1,084,077	1,081,887	—	—	1,082,982	38,194
66	Wholesale customers	63	62			63	(13)

67	Total customers	1,084,140	1,081,949	—	—	1,083,045	38,181

68	Customer growth (% over prior year)	3.8%	3.5%			3.7%	(0.8)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

69	Residential	2,648	3,214			5,862	264
70	Business	3,228	3,977			7,205	24

71	Total	5,876	7,191	—	—	13,067	288

	RETAIL USAGE (KWh/Average Customer)

72	Residential	2,832	3,417			6,247	119
73	Business	27,687	33,425			61,139	(1,653)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

74	Residential	2,743	3,340			6,082	67
75	Business	27,204	33,202			60,435	(2,454)

	ELECTRICITY DEMAND (MW)

76	System peak demand	4,781	6,982			6,982	358

See Glossary of Terms.	Page 11 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
77	Nuclear	2,299	1,846			4,145	1,227
78	Coal	3,164	3,265			6,429	164
79	Gas, oil and other	1,151	1,517			2,668	(655)

80	Total generation production	6,614	6,628	—	—	13,242	736

	Purchased power
81	Firm load	278	1,676			1,954	(151)
82	Marketing and trading	2,262	3,055			5,317	(3,872)

83	Total purchased power	2,540	4,731	—	—	7,271	(4,023)

84	Total energy sources	9,154	11,359	—	—	20,513	(3,287)

	POWER PLANT PERFORMANCE

	Capacity Factors
85	Nuclear	94%	75%			85%	25%
86	Coal	84%	86%			85%	2%
87	Gas, oil and other	16%	21%			19%	(4)%
88	System average	50%	49%			50%	3%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
89	Nuclear	57	266			164	(266)
90	Coal	203	189			196	(24)
91	Gas	267	405			336	177

92	Total	527	860	—	—	696	(113)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 31

Last Updated	7/26/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
93	Palo Verde	$54.62	$64.64			$59.63	$5.42
94	SP15	$60.02	$68.75			$64.39	$7.52
	Off-Peak
95	Palo Verde	$42.06	$41.46			$41.76	$6.61
96	SP15	$45.86	$46.14			$46.00	$9.89

	WEATHER INDICATORS

	Actual
97	Cooling degree-days	172	1,708			1,880	97
98	Heating degree-days	589	8			597	129
99	Average humidity	36%	18%			27%	4%
	10-Year Averages
100	Cooling degree-days	97	1,557			1,654	—
101	Heating degree-days	513	31			544	—
102	Average humidity	42%	22%			32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
103	Single-family	7,017	5,044			12,061	(2,411)
104	Multi-family	4,131	1,276			5,407	215

105	Total	11,148	6,320	—	—	17,468	(2,196)

	Arizona Job Growth (c) (d)
106	Payroll job growth (% over prior year)	4.1%	3.5%			3.9%	(1.9)%
107	Unemployment rate (%, seasonally adjusted)	4.0%	3.8%			3.9%	(0.3)%

Sources:
(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended May 31, 2007 (latest available data).

See Glossary of Terms.	Page 13 of 31